HeartCore

Investor Presentation



Nasdaq: **HTCR**

September 2023

Forward-Looking Statements

Certain information set forth in this presentation contains “forward-looking information”, including “future-oriented financial information” and “financial outlook”, under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, the

(i) Projected financial performance of the Company;

(ii) Completion of, and the use of proceeds from, the sale of the shares being offered hereunder;

(iii) The expected development of the Company’s business, projects, and joint ventures;

(iv) Execution of the Company’s vision and growth strategy, including with respect to future M&A activity and global growth;

(v) Sources and availability of third-party financing for the Company’s projects;

(vi) Completion of the Company’s projects that are currently underway, in development or otherwise under consideration;

(vii) Renewal of the Company’s current customer, supplier and other material agreements; and

(viii) Future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.

HeartCore Enterprises, Inc.

- Leading Enterprise Software Development & Consulting Company, Headquartered in Tokyo
- We provide content management (CMS) and digital transformation solutions to our enterprise customers and have a major market share with well-known Japanese companies.
- Global enterprise customers now 916, up 105% YOY
- **CMS business customer retention rate was 92% in 2022**
- 916 customers in Japan and 24 customers overseas
- Our Go IPOSM consulting service helps Japanese-based companies go public in the U.S.
- YTD Revenue ended June 30, 2023 up 180% to $13.8M
- Acquired Sigmaways in 2023 - a software engineering service, headquartered in San Francisco with office in India

Second Quarter and Year-to Date 2023 Comparisons

	Q2 2023	Q2 2022		YTD23	YTD22	
Revenue	$5,095	$2,670	90%	$13,829	$4,946	180%
Software	$4,429	$2,276	55%	$7,926	$4,403	80%
GO IPO	$637	$448	42%	$5,830	$448	13x
Other	$26	$25		$73	$94	
Income(Loss)*	$1,023	-$1,703		$785	-$3,282	
EPS**	-$0.04	-$0.09		$0.05	-$0.18	



YTD 23 compared to YTD 22
Revenue
Software
Go IPO
Income (Loss)

*Comprehensive income (loss) attributable to HeartCore Enterprises, Inc.

**Net income (loss) attributable to HeartCore Enterprises, Inc.

Note: amounts are rounded in $Millions

August 2023

HeartCore

What We Do

Content Management System

Our customer experience management platform:

Includes **marketing, sales, service, and content management systems** as well as other tools and integrations that enable companies to attract and engage customers throughout the customer lifecycle.

HeartCore CMS

Digital Transformation

Provides customers with robotics process automation, process mining and task mining:

Accelerating the **digital transformation** of enterprises across their entire business including **marketing, sales, and customer service.**

Process Mining

HeartCore Robo

CONTROLIO

Content Management System (CMS)

CMS software helps users create, manage, and modify content on websites without the need for specialized technical knowledge.

- Invest funds in marketing and increase the number of business negotiations to three times that of previous years
- 680 legacy customers will be able to upgrade to HeartCore Ver. 12 which will be proactively upsold to the newest platform.
- Company aims to increase its market share from the current 25% to 40% by incorporating all functions related to content management.

Content Management Market	$6,074.1M 2022 Market Size	36.3% Market Growth Rate (2023-2027)

North America
Largest Market By Region (2019)

APAC
Fastest-Growing Market By Region (2020-2030)



- Multilingual Support
- Accessibility Check Function
- Multi-Device Support
- Multiple Site Management

Go IPO℠ Consulting Service

"We have just scratched the tip of the iceberg with our Go IPO business line," Sumitaka Kanno, CEO

Building a Diverse Portfolio of Japan-based Growth Companies

- YTD Revenue of $5 Million - fees + revenue recognition
- Expect Q-to-Q volatility - change in asset value is recognized as revenue
- Warrants strengthen the balance sheet
- Two deals closed in first-half 2023; Zero deals closed in Q2
- Expect six additional deals in 2023; revenue recognition of nearly $3.6 million
- Exceptional long-term value creation potential
- Seminar recently held in Japan - over 100 attendees
- Launched HeartCore Capital Advisors in Q2. www.hcapital.co.jp

Our GO IPO Business Model

Sumitaka Kanno, Founder and CEO of HeartCore Enterprises, LLC authored *How to Go IPO*, a popular book in Japan

Target companies must meet the following criteria

1. Sales of more than $6M for three consecutive years:
2. Robust and compelling technology:
3. Dominant market position:
4. Annual growth rate of over 30%:
5. Ability to pay $2M in IPO costs:
6. Robust and attractive technology :
7. Major specific market share:



年商10億円以下の
小さな会社が
NASDAQに
上場する方法
日本で3社目の
上場を果たした
経営者が明かす
リアルなNASDAQ
への上場方法
神野純孝
どんな企業も
基準を満たせば
絶対上場
できる!

Companies in pipeline expect market capitalization of $10 million to over $100 million

August 2023

HeartCore

HeartCore Acquisition of Sigmaways

- Sigmaways generated approximately $12.5 million revenue (unaudited) for the year ended December 31, 2022
- Acquisition expands the operational footprint in the U.S. and adds significant revenue to HeartCore's top line
- Provides complementary cross-sell and upsell opportunities for both companies
- Reduces HeartCore's production costs, transitioning from outsourcing resources to leveraging Sigmaways' team
- Shared corporate philosophy of putting the customers first

Sigmaways Key Clients and Affiliates

Sigmaways
We know IT better

KEY CLIENTS

MasterCard
OPORTUN
BAYER
Roche
BANK OF THE WEST
NXP
Google
@WalmartLabs
LIVE NATION
GUARDANT
SUNPOWER
SAMSUNG
SAMSUNG SDS
FEDERAL RESERVE BANK OF SAN FRANCISCO
ALLDATA AUTOMOTIVE INTELLIGENCE
IKEA
EA

AFFILIATIONS

BART
STANFORD BUSINESS
DGS CALIFORNIA DEPARTMENT OF GENERAL SERVICES
Western Regional
Joint Venture SILICON VALLEY

Outlook 2023

Expect continued growth from enterprise software business

- Growth through new customers
- Growth through new technologies, such as digital transformation
- Growth through recent acquisition of Sigmaways

Building a diversified portfolio of Japan-based growth companies through GO IPO℠

- Closed 2 deals in Q1
- Expect to close 8 deals in second half 2023

2023 is expected to be the strongest year in HeartCore's history

Long-term Outlook

Transformational Period

Growing enterprise software company building a portfolio of Japan-based growth companies that strengthens HeartCore's balance sheet.

Enterprise Software

- Established strong market position in Japan
- Growth through new customers
- Growth through acquisitions
- Growth expected in US and India

Go IPO℠ Consulting

- Building a portfolio of Japan-based growth companies
- Long-term asset with faster-than-market growth potential
- Benefits the balance sheet
- Potential source of cash

APPENDIX

August 2023

Overview of Key Financials

Cash (as of Jun 30, 2023)	$4.2M
Market Cap (as of Aug 18, 2023)	$25.43M
Shares Outstanding (as of Aug 18, 2023)	20.8M
Warrants (as of Dec 31, 2022)	1.5M
Insider Holdings (as of April 11, 2023)	74.7%
Free Floating Shares (as of April 5, 2023)	4.8M



Revenue (in thousands)
$11,250.0
$9,000.0
$6,750.0
$4,500.0
$2,250.0
$0.0
$2,276.0
$2,670.3
$1,872.5
$1,999.5
$8,678.0
$5,095.4
Q1 '2022
Q2 '2022
Q3 '2022
Q4 '2022
Q1 '2023
Q2 '2023

About Management Team



CEO
- Sumitaka Kanno (Yamamoto)



COO
- Kimio Hosaka



CFO
- **Qizhi Gao**

Chairman of Board, Chief Executive Officer, President and Director

After graduating from the Kansai Gaidai University in Japan, Kanno joined the Japan Air Force and became a pilot. He then founded his own company, popularized snowboarding in Japan, and created a huge boom in the sport. He later worked at BroadVision in Japan, a global software vendor and former NASDAQ company. With over 20 years of experience in information technology and website engineering, he developed the solutions that enterprises rely on everyday throughout their organizations.



HeartCore

INVESTOR RELATIONS

Gateway Group, Inc.
Matt Glover and John Yi
HTCR@gateway-grp.com
(949) 574-3860

WEBSITE

www.heartcore.co.jp